                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                             February 28, 2002


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                       1-9344                     56-0732648
_____________              _______________________         _______________
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    ______________



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Item 2.  Acquisition or Disposition of Assets
         ____________________________________

     On February 28, 2002, pursuant to an Asset Purchase Agreement dated January 3, 2002 (the "Purchase Agreement"), Airgas, Inc. (the "Registrant") completed its acquisition of the majority of the U.S. packaged gas business of Air Products and Chemicals, Inc. ("Air Products") for cash of approximately $236 million. The amount and type of consideration was determined on the basis of arm's length negotiations between the Registrant and Air Products. The acquisition includes approximately 100 facilities in 30 states associated with the filling and distribution of cylinders, liquid dewars, tube trailers, and other containers of industrial gases and non-electronic specialty gases, and the retail selling of welding hardgoods. The assets of the business acquired included inventory, certain accounts receivable, real estate, and plant and equipment, including approximately one million cylinders. The Registrant intends to continue to operate the acquired business and integrate the associated facilities into its existing packaged gas distribution network. Although nearly all of the assets acquired will be retained, the integration of the acquired business may result in the closure of certain redundant locations.

     Prior to completion of this acquisition, the Registrant purchased liquid bulk gases for its packaged gas distribution business under supply agreements with various industrial gas producers including Air Products. In connection with the Purchase Agreement, the Registrant agreed to purchase at least 35% of its entire liquid bulk gas requirements from Air Products for the period from September 1, 2002 to September 1, 2017.

     The Registrant financed the transaction through borrowings on its amended revolving credit facilities. In addition, the Registrant obtained a $100 million term loan with a maturity date of July 30, 2006. The amendment to the Registrant's revolving credit facilities, inclusive of the term loan, was previously filed with the Securities and Exchange Commission and is incorporated by reference in this Form 8-K as Exhibit 4.1. Goldman, Sachs & Co. and the Bank of America, N.A. served as advisors to the Registrant with regard to the acquisition. The Bank of America, N.A. also acted as agent for the syndicate of banks that provided the Registrant's revolving credit facilities and the $100 million term loan.

     Separately, Air Products sold its packaged gas operations in the Carolinas and southern Virginia consisting of nine locations to National Welders Supply Company, Inc., a joint venture between the Registrant and the Turner family of Charlotte, NC.

     The Purchase Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The Registrant's press release dated February 28, 2002 announcing the closing of the acquisition is filed as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a) Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, financial statements are not required to be filed in connection with the transaction described under Item 2. of this Form 8-K.

(b) Pursuant to Rule 11-01(b) of Regulation S-X, pro forma financial information is not required to be filed in connection with the transaction described under Item 2. of this Form 8-K.

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(c)  Exhibits.

     2.1 - Asset Purchase Agreement (the "Purchase Agreement") dated
           January 3, 2002, by and among Air Products and Chemicals, Inc., Airgas, Inc. and National Welders Supply Company, Inc. The Liquid Bulk Product Supply Agreement is Exhibit E-1 to the Purchase Agreement and is being filed herewith. (Except as set forth herein, the Schedules and Exhibits to the Purchase Agreement (a list of which is included in the Purchase Agreement) are not being filed as Exhibits to this Current Report on Form 8-K. The Registrant agrees to furnish supplementally a copy of any such Schedules and Exhibits to the Securities and Exchange Commission upon request.)

     4.1 - First Amendment, dated December 31, 2001, to the Tenth Amended and Restated Credit Agreement dated as of July 30, 2001 among Airgas, Inc., Airgas Canada, Inc., Red-D-Arc Limited, Bank of America, N. A. as U.S. Agent and Canadian Imperial Bank of Commerce as Canadian Agent. (Incorporated by reference to Exhibit
           4.1 to the Registrant's December 31, 2001 Quarterly Report on Form 10-Q.)

    99.1 - Press Release dated February 28, 2002.

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                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.                         AIRGAS EAST, INC.
(Registrant)                         AIRGAS GREAT LAKES, INC.
                                     AIRGAS MID AMERICA, INC.
                                     AIRGAS NORTH CENTRAL, INC.
BY:/s/ Robert M. McLaughlin          AIRGAS SOUTH, INC.
       Robert M. McLaughlin          AIRGAS GULF STATES, INC.
       Vice President & Controller   AIRGAS MID SOUTH, INC.
                                     AIRGAS INTERMOUNTAIN, INC.
                                     AIRGAS NORPAC, INC.
                                     AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
                                     AIRGAS SOUTHWEST, INC.
                                     AIRGAS WEST, INC.
                                     AIRGAS SAFETY, INC.
                                     RUTLAND TOOL & SUPPLY CO., INC.
                                     AIRGAS CARBONIC, INC.
                                     AIRGAS SPECIALTY GASES, INC.
                                     NITROUS OXIDE CORP.
                                     PURITAN MEDICAL PRODUCTS, INC.
                                     RED-D-ARC, INC.
                                     AIRGAS REALTY, INC.
                                     ATNL, INC.
                                     AIRGAS DATA, LLC
                                     ______________________________________
                                     (Co-Registrants)

                                     BY:/s/ Robert M. McLaughlin
                                            Robert M. McLaughlin
                                            Vice President




DATED:  March 15, 2002